Exhibit 99.3


               American Campus Communities, Inc. and Subsidiaries
     Pro Forma Condensed Consolidated and Combined Statements of Operations
      For the Year Ended December 31, 2004 and Quarter Ended March 31, 2005 (unaudited, dollars in thousands, except share and per share amounts)


The following unaudited pro forma condensed combined statements of operations are presented as if American Campus Communities, Inc. (the "Company") had acquired the real estate assets, subject to certain liabilities, of the Exchange at Gainesville and its initial public offering ("IPO") had occurred as of January 1, 2004. These financial statements should be read in conjunction with the Company's historical financial statements and notes thereto as filed on Form 10-K for the period from January 1, 2004 to August 16, 2004, representing the "Predecessor", and the period from August 17, 2004 to December 31, 2004, and as filed on Form 10-Q, the period from January 1 to March 31, 2005 (representing the "Company"). The pro forma condensed consolidated and combined statements of operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired the properties as of January 1, 2004, nor do they purport to represent the results of operations of the Company for future periods.

               American Campus Communities, Inc. and Subsidiaries
     Pro Forma Condensed Consolidated and Combined Statements of Operations
                      For the Year Ended December 31, 2004
      (unaudited, dollars in thousands, except share and per share amounts)

                                                Company             Predecessor
                                              Period from           Period from
                                            August 17, 2004       January 1, 2004      Completed
                                            to December 31,             to           Transactions
                                                  2004            August 16, 2004         (a)
                                            -----------------    ----------------    -------------
Revenues                                       $    26,262       $        34,561     $       9,628

Operating expenses:
  Property operating expenses                        9,345                15,416             4,247
  Third party development and
     management services                             2,140                 3,403                 -
  General and administrative                         4,202                 1,032                 -
  Depreciation and amortization                      4,158                 5,815                 -
  Ground/facility leases                               214                   598                 -
                                               -----------       ---------------     -------------
Total operating expenses                            20,059                26,264             4,247
                                               -----------       ---------------     -------------

Operating income                                     6,203                 8,297             5,381

Nonoperating income and (expenses):
  Interest income                                       39                    43                 -
  Interest expense                                  (5,556)              (11,142)                -
  Amortization of deferred financing
    costs                                             (842)                 (369)                -
  Other nonoperating income                            653                   274                 -
                                               -----------       ---------------     -------------
Total nonoperating expenses                         (5,706)              (11,194)                -
                                               -----------       ---------------     -------------
Income (loss) before income tax
  benefit and minority interests                       497                (2,897)            5,381
Income tax benefit                                     728                     -                 -
Minority interests                                     (29)                  129                 -
                                               -----------       ---------------     -------------
Income (loss) from continuing
  Operations                                   $     1,196       $        (2,768)    $       5,381
                                               ===========       ===============     =============
Income (loss) from continuing
operations per share:
  Basic                                        $      0.10
                                               ===========
  Diluted                                      $      0.10
                                               ===========
Weighted average common shares
outstanding:
  Basic                                         12,513,130
                                               ===========
  Diluted                                       12,634,130
                                               ===========

                                            Acquired                        Company and
                                            Property        Pro Forma       Predecessor
                                              (b)          Adjustments       Pro Forma
                                          ------------     -----------     -------------
Revenues                                   $     6,172       $      -       $   76,623

Operating expenses:
  Property operating expenses                    2,922              -          31,930
  Third party development and
     management services                             -              -           5,543
  General and administrative                         -            938  (c)      6,172
  Depreciation and amortization                      -          4,619  (d)     14,592
  Ground/facility leases                             -              -             812
                                          ------------     ----------      ----------
Total operating expenses                         2,922          5,557          59,049
                                          ------------     ----------      -----------

Operating income                                 3,250         (5,557)         17,574

Nonoperating income and (expenses):
  Interest income                                    -              -              82
  Interest expense                                   -         (3,304) (e)    (20,002)
  Amortization of deferred financing
    costs                                            -            116  (f)     (1,095)
  Other nonoperating income                          -              -             927
                                          ------------     ----------      ----------
Total nonoperating expenses                          -         (3,188)        (20,088)
                                          ------------     ----------      ----------

Income (loss) before income tax
  benefit and minority interests                 3,250         (8,745)         (2,514)
Income tax benefit                                   -              -             728
Minority interests                                   -            (99) (g)          1
                                          ------------     ----------      -----------
Income (loss) from continuing
  Operations                               $     3,250       $ (8,844)      $  (1,785)
                                          ============     ==========      ============
Income (loss) from continuing
operations per share:
  Basic                                                                     $    (0.14)
                                                                            ==========
  Diluted                                                                   $    (0.14)
                                                                            ==========
Weighted average common shares
outstanding:
  Basic                                                       109,015  (h)  12,622,145
                                                           ==========       ==========
  Diluted                                                     (11,985) (h)  12,622,145
                                                           ==========       ==========

               American Campus Communities, Inc. and Subsidiaries
 Notes to Pro Forma Condensed Consolidated and Combined Statements of Operations
                      For the Year Ended December 31, 2004
                                   (Unaudited)

(a) Reflects results of the operations of the acquired five-property Proctor Portfolio of Properties and City Parc Property at Fry Street for the year ended December 31, 2004.

(b) Reflects the operations of the Exchange at Gainesville for the year ended December 31, 2004.

(c) Reflects the pro forma increased costs associated with operating as a public company for the period from January 1, 2004 through the consummation of the Company's IPO on August 17, 2004. Such costs include compensation and staffing, directors and officers liability insurance premiums, Board of Directors costs and increased legal expenses.

(d) Reflects depreciation expense on the Completed Transactions and the Exchange at Gainesville fixed assets purchased and recorded at fair value and amortization of intangible lease assets recognized upon acquisition.

(e) Represents an increase in interest expense from the Completed Transactions debt assumed by the Company and valued at fair market value, and an increase in interest expense incurred under the Company's revolver for borrowings made to complete the Completed Transactions and an increase in interest expense incurred under short term financing entered into to complete the Exchange at Gainesville acquisition. This was offset by the repayment of certain debt with proceeds from the IPO. For the purpose of the unaudited pro forma condensed consolidated and combined statement of operations for the year ended December 31, 2004, these loans are reflected as repaid on January 1, 2004.

(f) Represents a decrease in amortization of deferred financing costs as a result of the repayment of debt in connection with the IPO. This was offset by the amortization of financing costs incurred and deferred in connection with the Completed Transactions and Exchange at Gainesville debt assumed or incurred by the Company.

(g) Represents the elimination of a minority interest in earnings resulting from the acquisition with proceeds from the IPO of a minority ownership interest in a joint venture, which was offset by the recognition of a 1% special class of partnership interests in the Operating Partnership granted to certain members of senior management in conjunction with the IPO. An adjustment has been made to reflect the 1.0% minority interest in earnings for the year ended December 31, 2004.

(h) Assumes that the IPO and related common share issuance occurred effective January 1, 2004.

               American Campus Communities, Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Quarter Ended March 31, 2005
      (unaudited, dollars in thousands, except share and per share amounts)

                                               Company
                                               Quarter
                                                Ended            Completed         Acquired      Pro Forma      Company
                                             March 31, 2005   Transactions (a)   Property (b)   Adjustments     Pro Forma
                                            ----------------- ---------------- --------------- -------------  ------------
Revenues                                     $    19,541           $  1,214       $     1,570    $         -    $   22,325

Operating expenses:
  Property operating expenses                      7,011                427               701              -         8,139
  Third party development and
     management services                           1,464                  -                 -              -         1,464
  General and administrative                       1,364                  -                 -              -         1,364
  Depreciation and amortization                    3,424                  -                 -            340 (c)     3,764
  Ground/facility leases                             212                  -                 -              -           212
                                             -----------       ------------       -----------  -------------    ----------
Total operating expenses                          13,475                427               701            340        14,943
                                             -----------       ------------       -----------  -------------    ----------
Operating income                                   6,066                787               869           (340)        7,382

Nonoperating income and (expenses):
  Interest income                                     58                  -                 -              -            58
  Interest expense                                (3,808)                 -                 -           (962)(d)    (4,770)
  Amortization of deferred financing costs          (246)                 -                 -            (16)(e)      (262)
  Other nonoperating income                          430                  -                 -              -           430
                                             -----------       ------------       -----------  -------------    ----------
Total nonoperating expenses                       (3,566)                 -                 -           (978)       (4,544)
                                             -----------       ------------       -----------  -------------    ----------
Income before income tax provision and
  minority interests                               2,500                787               869         (1,318)        2,838
Income tax provision                                (102)                 -                 -              -          (102)
Minority interests                                   (87)                 -                 -             (3)(f)       (90)
                                             -----------       ------------       -----------  -------------    ----------
Income from continuing operations            $     2,311             $  787       $       869    $    (1,321)   $    2,646
                                             ===========       ============       ===========  =============    ===========
Income from continuing operations per share:
  Basic                                      $      0.18                                                        $     0.21
                                             ===========                                                        ==========
  Diluted                                    $      0.19                                                        $     0.21
                                             ===========                                                        ==========

Weighted average common shares outstanding:
  Basic                                       12,622,145                                                        12,622,145
                                             ===========                                                        ==========
  Diluted                                     12,769,939                                                        12,769,939
                                             ===========                                                        ==========

               American Campus Communities, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statements of Operations
                      For the Quarter Ended March 31, 2005
                                   (Unaudited)

(a) Reflects the operations of the acquired Proctor Portfolio of Properties and City Parc Property for the period from January 1, 2005 to the date of acquisition.

(b) Reflects the operations of the Exchange at Gainesville for the period from January 1, 2005 to the date of acquisition.

(c) Reflects depreciation expense on the Completed Transactions and the Exchange at Gainesville fixed assets purchased and recorded at fair value upon acquisition, less amortization of intangible lease assets recognized upon acquisition.

(d) Represents an increase in interest expense from the Completed Transactions debt assumed by the Company and valued at fair market value, an increase in interest expense incurred under the Company's revolver for borrowings made to complete the Completed Transactions and an increase in interest expense incurred under financing entered into to complete the Exchange at Gainesville acquisition.

(e) Represents an increase in amortization of deferred financing costs from the Completed Transactions and Exchange at Gainesville debt.

(f) Represents the recognition of a 1.0% special class of partnership interests in the Operating Partnership granted to certain members of senior management in conjunction with the IPO. An adjustment has been made to reflect the 1.0% minority interest in earnings for the quarter ending March 31, 2005.